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                                                                   Exhibit 10.21

                    FOURTH AMENDMENT TO CREDIT AGREEMENT AND
                              FORBEARANCE AGREEMENT

       THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND FORBEARANCE AGREEMENT (this "Agreement"), dated as of June 28, 2002, is entered into by and among ADVANCED GLASSFIBER YARNS, LLC, a Delaware limited liability company ("Borrower"), the subsidiaries of Borrower signatory hereto as guarantors ("Guarantors"), the Required Lenders signatory hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank, a national banking association), in its capacity as Administrative Agent for the Lenders ("Agent").

                                    RECITALS:

       WHEREAS, Borrower, certain Domestic Subsidiaries (as defined therein) of Borrower signatory thereto, the Lenders (as defined therein) signatory thereto, and Agent are parties to that certain Credit Agreement dated as of September 30, 1998; as amended by that certain Syndication Amendment and Assignment dated as of November 24, 1998, that certain Second Amendment to Credit Agreement dated as of December 16, 1999, and that certain Third Amendment to Credit Agreement and Waiver dated as of December 14, 2001 (and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), various Security Documents (as defined therein), and other instruments executed in connection therewith (together with the Credit Agreement and Security Documents, collectively referred to hereinafter as the "Loan Documents," and each as an individual "Loan Document"); and

       WHEREAS, Borrower anticipates that (i) on or before June 30, 2002, it will fail to achieve: (a) a Leverage Ratio of less than or equal to 4.50 to 1.0 as required by Section 5.9(a) of the Credit Agreement (the "Leverage Ratio Default"); (b) an Interest Coverage Ratio of greater than or equal to 2.50 to
1.0 as required by Section 5.9(c) of the Credit Agreement (the "Interest Coverage Ratio Default"); and (c) a Fixed Charge Coverage Ratio of greater than or equal to 1.05 to 1.0 as required by Section 5.9(e) of the Credit Agreement (the "Fixed Charge Coverage Ratio Default") and (ii) it may default in certain other obligations under the Credit Agreement as set forth on Exhibit A to this Agreement (the "Exhibit A Defaults") (collectively, the Leverage Ratio Default, the Interest Coverage Ratio Default, the Fixed Charge Coverage Ratio Default and the Exhibit A Defaults are hereinafter collectively referred to as the "Anticipated Defaults," and each as an individual "Anticipated Default"); and

       WHEREAS, Agent and Required Lenders are willing to forbear from enforcing their rights arising because of the Anticipated Defaults and other defaults specified herein until the Termination Date (as defined below) on the terms and conditions specified in this Agreement; and

       WHEREAS, Agent and Required Lenders have agreed to the amendments to the Credit Agreement as set forth herein; and

       WHEREAS, the outstanding Indebtedness owing under the Credit Agreement totals the amounts set forth on "Exhibit B" to this Agreement, plus costs, expenses and other fees and

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charges as provided in the Credit Agreement and the other Loan Documents (all such amounts are hereinafter collectively referred to as the "Current Obligations").

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                             SECTION 1. DEFINITIONS

       1.1 All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

       1.2 The following terms used in this Agreement shall have the meanings set forth below:

       "Forbearance Default" means any one the following: (a) the occurrence of any Default or Event of Default (other than the Anticipated Defaults and the default caused by Borrower's failure to make its July 15, 2002 interest payment pursuant to the Subordinated Debt Documents, if any the "Sub Debt Payment") under the Credit Agreement; (b) the failure of Borrower or any Guarantor to comply with any term, condition or covenant set forth in this Agreement; (c) any representation made by Borrower or any Guarantor under or in connection with this Agreement shall have been materially false or misleading as of the date when made; (d) the filing of any petition (voluntary or involuntary) under the insolvency or bankruptcy laws of the United States or any state with respect to Borrower or any Guarantor or any of their respective affiliates or Subsidiaries; provided however, that the filing of an involuntary petition shall not be a Forbearance Default unless such petition shall not be dismissed or stayed for a period of ten (10) days or more from the date of filing the petition, or an order for relief shall have been entered; (e) Borrower or any Guarantor makes a payment in respect of the Subordinated Debt; or (f) any holder of the Subordinated Debt (or any agent or representative of such holder), institutes an action or proceeding to collect or otherwise realize upon the Subordinated Debt and such action or proceeding shall not be dismissed, stayed or bonded for a period of twenty (20) days or more after the date of initiation of the action or proceeding

       "Termination Date" means the earliest to occur of (a) 5:00 p.m. Eastern Standard time on August 13, 2002, or (b) the date upon which a Forbearance Default occurs.

                        SECTION 2. AGREEMENT TO FORBEAR

       2.1 Provided that no Forbearance Default occurs, Agent and Lenders hereby agree to forbear and refrain, through the Termination Date, from exercising their respective rights and remedies under the Credit Agreement or any other Loan Document that may exist because of the Anticipated Defaults or a default respecting the Sub Debt Payment.

       2.2 Nothing in this Agreement shall be construed as a waiver of the Anticipated Defaults, which defaults shall continue in existence subject only to the agreement of Agent and Lenders, upon the occurrence of such Anticipated Defaults as set forth herein, not to enforce their respective rights and remedies for a limited period of time as set forth herein. Notwithstanding the preceding sentence (and without in any manner limiting the generality or the specific thereof), the occurrence of any Anticipated Defaults or other defaults identified herein shall only become

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Defaults or Events of Defaults for purposes of the Credit Agreement on the
Termination Date. Except as expressly provided herein, the execution and delivery of this Agreement shall not: (a) constitute an amendment, extension, modification, or waiver of any aspect of the Credit Agreement or the other Loan Documents; (b) extend the terms of the Credit Agreement or the due date of any of the Obligations; (c) give rise to any obligation on the part of Agent or Lenders to extend, modify or waive any term or condition of the Credit Agreement or any of the other Loan Documents; or (d) give rise to any defenses or counterclaims to the right of Agent and Lenders to compel payment of the Obligations or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents. Except as expressly limited herein, Agent and Lenders hereby expressly reserve all of their respective rights and remedies under the Loan Documents and under applicable law with respect to such Anticipated Defaults. Borrower and each Guarantor expressly acknowledge that from and after the Termination Date, Agent and Lenders shall be entitled to enforce the Loan Documents and require strict compliance with all of the terms and provisions of the Credit Agreement and the other Loan Documents.

                 SECTION 3. AMENDMENTS TO THE CREDIT AGREEMENT

         The Credit Agreement is hereby amended as follows:

       3.1 Amendment to Article I of the Credit Agreement. Section 1.1 of the Credit Agreement, "Defined Terms" is hereby modified and amended as follows:

              (a) The following defined terms are hereby modified and amended as follows:

                  (1) Amendment to the definition of "Interest Period." Subsections (i) and (ii) of the definition of "Interest Period" are hereby modified and amended by deleting the references to "one, two, three or six months" set forth therein and substituting "thirty days" therefor.

                  (2) Amendment to the definition of "Interest Payment Date." The definition of "Interest Payment Date" is hereby modified and amended by deleting the existing definition in its entirety and substituting the following therefor:

                  ""Interest Payment Date" shall mean (a) as to any Alternate Base Rate Loan or Swingline Loan, the last day of each month in arrears and on the applicable Maturity Date, and (b) as to any LIBOR Rate Loan, the last day of such Interest Period."

                  (3) Amendment to the definition of "Permitted Investments." The definition of "Permitted Investments" is hereby modified and amended by deleting subsection (iv) thereof in its entirety and substituting the following therefor:

                      "(iv) loans and advances to officers, directors, employees and Affiliates in an aggregate amount not to exceed $100,000 at any time outstanding;"

              (b) The following defined terms are hereby inserted in the appropriate alphabetical order:

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                  (1) ""Fourth Amendment" shall mean that certain Fourth
   Amendment to Credit Agreement and Forbearance Agreement dated as of June 28, 2002 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Agent.

                  (2) "Fourth Amendment Effective Date" shall mean the Agreement Effective Date as defined in the Fourth Amendment.

                  (3) "Fourth Amendment Termination Date" shall mean the Termination Date as defined in the Fourth Amendment."

       3.2 Amendment to Article II of the Credit Agreement. Section 2.1(a) of the Credit Agreement "Revolving Loans" (as amended) is hereby further modified and amended by deleting the last paragraph thereof in its entirety and substituting the following therefor:

              "Notwithstanding anything to the contrary contained herein, in no event shall the Borrower be permitted to borrow Revolving Loans in a principal amount greater than $45,000,000 (the "Borrowing Cap") until the earlier of (a) the Fourth Amendment Termination Date; provided, however, that after the Fourth Amendment Termination Date, the Borrowing Cap shall not exceed $50,000,000, or
(b) the date upon which Borrower has demonstrated to the satisfaction of the Agent that Borrower is in compliance with all of the financial covenants set forth in Section 5.9 hereof, as such Section 5.9 was in effect on September 30, 1998 without giving effect to any subsequent amendments thereto, and upon such compliance date the Borrowing Cap shall terminate."

       3.3 Amendment to Article VI of the Credit Agreement. Article VI of the Credit Agreement "Negative Covenants" is hereby modified and amended as follows:

               (a) The following section is added to the existing negative covenants:

                   "Section 6.16 Limitation on Capital Expenditures. The Borrower will not, nor will it permit its Subsidiaries to, make Capital Expenditures in excess of $500,000 in the aggregate during the period from the Fourth Amendment Effective Date to the Fourth Amendment Termination Date."

               (b) The following sections are hereby amended and modified as follows:

                  (1)  Section 6.1 "Indebtedness."

                        (i) Section 6.1 (c) is hereby deleted in its entirety and the following substituted therefor:

                                  "(c) Indebtedness incurred after the Closing
                             Date and prior to the Fourth Amendment Effective Date consisting of Capital Leases or Indebtedness incurred to provide all or a portion of the purchase price or cost of construction of an asset provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset; (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing; and (iii) the total amount of all such

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                             Indebtedness shall not exceed $10,000,000 at any
                             time outstanding;"

                       (ii) Section 6.1 (e) is hereby deleted in its entirety and the following is substituted therefor:

                                  "(e) Indebtedness and obligations owing under
                             Hedging Agreements relating to the Loans hereunder and other Hedging Agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes; provided that the aggregate notional amount of all such Hedging Agreements relating solely to foreign currency exchange agreements or currency protection agreements, including any renewals or roll-overs thereof, shall not exceed $15,000,000 at any time."

                  (2) Section 6.5 "Consolidation, Merger, Sale or Purchase of Assets, etc." Section 6.5(a)(v) is hereby deleted in its entirety and the following substituted therefor: "(v) [Intentionally Omitted]."

                  (3) Section 6.15 "Bank Accounts" is hereby deleted in its entirety and the following substituted therefor:

                      "Section 6.15 Bank Accounts. The Borrower will not, nor
                  will it permit any Subsidiary to, open, maintain or otherwise have any checking, savings or other accounts at any bank or other financial institution other than (a) any such accounts maintained with a Lender; provided that, the aggregate collected balance on deposit in all such accounts maintained in the United States at any time with respect to all Lenders shall not exceed $1,500,000, and (b) any such accounts maintained with one or more European financial institutions; provided that, the aggregate collected balance on deposit in all such accounts at any time with respect to all such European institutions shall not exceed $2,500,000."

       3.4 Amendment to Article IX of the Credit Agreement. Section 9.2 "Notices" is hereby modified and amended by deleting Section 9.2 thereof in its entirety and substituting the following thereof:

            "Except as otherwise provided in Artlcle II, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) when transmitted via telecopy (or other facsimile device) to the number set out herein, (c) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case, addressed as follows in the case of the Borrower, the other Credit Parties and the

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Agent, and as set forth on Schedule 9.2 in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

      The Borrower                         Advanced Glassfiber Yarns LLC
      and the other                        2556 Wagener Road
      Credit Parties:                      Aiken, South Carolina 29801
                                           Attention: Robert Pistole, President
                                           Telecopier: (803) 643-1424
                                           Telephone:  (803) 643-1560

                                           with a copy to:

                                           Owens Corning World Headquarters
                                           One Owens Corning Parkway
                                           Toledo, Ohio 43659
                                           Telecopier: (419) 248-1723
                                           Telephone:  (419) 248-8000

                                           BGF Industries, Inc.
                                           3802 Robert Porcher Way
                                           Greensboro, North Carolina 27410
                                           Attention: Philippe Dorier,
                                           Telecopier: (336) 545-7715
                                           Telephone:  (336) 545-0011

                                           Proskauer Rose LLP
                                           1585 Broadway
                                           New York, New York 10036
                                           Attention: Alan B. Hyman, Esq.
                                           Telecopier: (212) 969-2900
                                           Telephone:  (212) 969-3275

      The Agent:                           Wachovia Securities
                                           191 Peachtree Street, NE
                                           Atlanta, Georgia 30303
                                           Attention: Reginald T. Dawson,
                                            Senior Vice President
                                           Telecopier: (404) 332-6920
                                           Telephone:  (404) 332-4075

                                           with a copy to:

                                           Paul, Hastings, Janofsky & Walker LLP
                                           600 Peachtree Street, NE

                                           Suite 2400
                                           Atlanta, Georgia 30308
                                           Attention: Jesse H. Austin, III, Esq.
                                           Telecopier: (404) 815-2424
                                           Telephone:  (404) 815-2208"



                    SECTION 4. REPRESENTATIONS AND WARRANTIES

         In consideration of the limited agreement of Agent and Lenders to amend the Credit Agreement and forbear from the exercise of their rights and remedies as set forth above, Borrower and each Guarantor hereby represent and warrant in favor of Agent and each Lender as follows:

         4.1 Borrower and each Guarantor have the corporate or limited liability power and authority (a) to enter into this Agreement, and (b) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them, respectively;

         4.2 This Agreement has been duly authorized, validly executed and delivered by one or more authorized signatories of Borrower and each Guarantor and constitutes the legal, valid and binding obligation of Borrower and each Guarantor, enforceable against Borrower and each Guarantor in accordance with its terms;

         4.3 The execution and delivery of this Agreement and performance by Borrower and each Guarantor does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Borrower or any Guarantor that has not already been obtained, nor contravene or conflict with the formation, charter or organizational documents of Borrower or any Guarantor, or the provisions of any statute, judgment or order to which Borrower or any Guarantor is a party or by which any of their respective properties are or may become bound;

         4.4 As of the Agreement Effective Date (defined below), and after giving effect to this Agreement (a) except as specified herein, no Default or Event of Default exists under the Credit Agreement, and (b) except as set forth on Exhibit A to this Agreement, each representation and warranty set forth in
Article 3 of the Credit Agreement is true and correct; and

         4.5 All Loan Documents to which Borrower and each Guarantor are a party, including without limitation, the Credit Agreement, constitute valid and legally binding obligations of Borrower and each Guarantor enforceable against Borrower and such Guarantor in accordance with the terms thereof.

                       SECTION 5. COVENANTS AND AGREEMENTS

         In order to induce Agent and Lenders to forbear from the exercise of their respective rights and remedies as set forth above, Borrower hereby covenants and agrees as follows:

         5.1 Borrower will refrain from paying its July 15, 2002 regularly scheduled interest payment, or any other payment then due in respect of the Subordinated Debt.

         5.2 The Borrower shall pay to Agent a fee equal to 0.125% multiplied by the aggregate Commitments as of the date hereof for the account of each Lender pro rata according to such lender's aggregate Commitment as of the date hereof; provided, however, that such fee shall be payable only to those Lenders that shall have returned executed signature pages to this Agreement not later than 5:00 p.m. on June 26, 2002 as directed by Agent. Such fee shall be fully earned and non-refundable on the effective date of this Agreement.

         5.3 In addition to financial reports and other certificates and instruments Borrower is required to deliver to Agent pursuant to Sections 5.1 and 5.2 of the Credit Agreement, Borrower shall deliver to Agent, (a) on a weekly basis by not later than Friday of each week, a rolling 13-week cash flow projection, together with a comparison of actual payments to budgeted line items for the prior weekly period, in form and substance satisfactory to Agent, and
(b) such other reports, analyses, financial statements and projections as Agent may reasonably request from time to time.

         5.4 The Borrower will not modify or otherwise change any provisions of any Material Contract (exclusive of collective bargaining agreements) during the term of this Agreement, specifically including any contracts or agreements between the Borrower or any of its Subsidiaries, on the one hand, and, on the other hand, any members of the Borrower or any of their subsidiaries and any members or shareholders of GHC Sub, Glass Holdings, Jefferson, or Owens Corning, or Owens Corning in its individual corporate capacity.

         5.5 Borrower shall, at Borrower's expense, and shall cause the Guarantors to, cooperate fully, and cause their respective officers, employees, accountants, consultants and other agents to cooperate fully, in furnishing information as and when reasonably requested by Agent regarding, without limitation, the business plan delivered to Agent on June 11, 2002, other financial reports, business plans and projections delivered to Agent from time to time, the Collateral, and Borrower's or any Guarantor's affairs, finances, financial condition and business operations. Borrower and each Guarantor authorize Agent to meet and/or have discussions with any of Borrower's or such Guarantor's officers, key employees, accountants, consultants, financial advisors, and other agents from time to time to discuss any reasonable matters regarding business plans, financial reports, projections, and the Collateral and Borrower's or such Guarantor's affairs, finances, financial condition and business operations, and shall direct and authorize all such persons and entities to fully disclose to Agent all information reasonably requested by Agent subject to all applicable attorney-client or accountant-client privileges. Borrower shall promptly, when and as requested by Agent, provide Agent with access to Borrower's original books and records and permit Agent to make copies thereof subject to all applicable attorney-client or accountant-client privileges.

         5.6 Borrower shall, throughout the term of this Agreement, continue to make a full and complete disclosure of all material aspects of its financial condition and business operations on behalf of itself and each Guarantor.

         5.7 Borrower shall continue to perform and observe all terms and conditions contained in the Loan Documents that are not specifically mentioned in this Agreement as an Anticipated Default or a default relating to the Sub Debt Payment.

         5.8 This Agreement is intended to be a further accommodation by Agent and Lenders to Borrower. In consideration of all such accommodations, and acknowledging that Agent and Lenders will be specifically relying on the following provisions as a material inducement in entering into this Agreement, Borrower agrees that in connection with such release and discharge, Borrower specifically and expressly waives all claims which Borrower does not know or suspect to exist in its favor at the time of executing this Agreement.

                            SECTION 6. MISCELLANEOUS

         6.1 ACKNOWLEDGMENT OF VALIDITY, ENFORCEABILITY OF LOAN DOCUMENTS AND RELEASE. (a) To the extent of any inconsistencies between the terms and provisions of this Agreement and the terms and provisions of the Credit Agreement and other Loan Documents, this Agreement shall govern. In all other respects, the Credit Agreement and other Loan Documents shall remain in full force and effect. Borrower and each Guarantor expressly acknowledge and agree that the Credit Agreement and other Loan Documents are valid and enforceable by Agent and Lenders, and expressly reaffirm each of their obligations (including the amount of the Current Obligations) under the Credit Agreement and other Loan Documents, free and clear of all defenses, offsets and counterclaims of any kind or nature. Borrower and each Guarantor further expressly acknowledge and agree that Agent, for its benefit and the benefit of the Lenders, has a valid, duly perfected and fully enforceable security interest in and lien against the Collateral. Borrower and each Guarantor agree that they shall not dispute the validity or enforceability of the Credit Agreement and other Loan Documents or any of their respective obligations thereunder, or the validity, priority, enforceability or extent of Agent's security interest in or lien against any item of Collateral.

                  (b) The Borrower and each Guarantor, on behalf of themselves and any Person claiming by, through, or under the Borrower and each Guarantor, and each Subsidiary of the Borrower and each Guarantor (if any), on behalf of themselves and Persons claiming by, through, or under such Subsidiary, respectively, acknowledges that they have no claim, counterclaim, setoff, action or cause of action of any kind or nature whatsoever ("Claims") against all or any of the Agent, the Lenders or any of the Agent's or the Lenders' directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns (the Agent, the Lenders and their directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns are jointly and severally referred to as the "Lender Group"), that directly or indirectly arise out of or are based upon or in any manner connected with any "Prior Event" (as defined below), and the Borrower, the Guarantors and each Subsidiary of the Borrower or the Guarantors hereby releases the Lender Group from any liability whatsoever should any Claims nonetheless exist. As used herein the term "Prior Event" means any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this Agreement, the transactions referred to herein, the Credit Agreement and any Loan Document or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.

      6.2 EXPENSES. Borrower shall reimburse Agent, upon demand, for all fees, costs and expenses (including, but not limited to, reasonable attorneys' and consultants' fees, costs and expenses) incurred by Agent in connection with this Agreement including, but not limited to, such fees, costs and expenses incurred in connection with the negotiation, drafting, implementation, administration and enforcement of this Agreement and the other Loan Documents.

      6.3 CONDITIONS PRECEDENT AND EFFECTIVE DATE. This Agreement shall become effective and be deemed effective upon the Agent's receipt of each of the following (such date being the "Agreement Effective Date"):

               (a) A counterpart of this Agreement duly executed by Borrower, each Guarantor, and the Required Lenders; and

               (b) Such other documents executed by Borrower, or as applicable, any Guarantor, as Agent and Lenders may reasonably require.

      6.4 AMENDMENTS. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of Agent and the Required Lenders, and no termination or waiver of any provision of this Agreement, or consent to any departure therefrom, shall in any event be effective without the written concurrence of Agent and the Required Lenders. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

      6.5 DEFAULT WAIVER. Failure at any time or times hereafter on the part of Agent or any Lender, to require strict performance by Borrower and each Guarantor with any provision or term of this Agreement shall not waive, affect or diminish any right of Agent or the Lenders thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Agent or the Lenders of a Default or Event of Default shall not, except as may be expressly set forth herein, suspend, waive or affect any other Default or Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character.

      6.6 SOLE BENEFIT OF PARTIES. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other person or entity shall have any right, benefit or interest under or because of the existence of this Agreement.

      6.7 SECTION TITLES. The section titles contained in this Agreement are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the parties.

      6.8 WAIVER BY AGENT AND LENDERS. No course of dealing between Borrower, any Guarantor, Agent or any Lender and no delay or omission by Agent or any Lender in exercising any right or remedy under this Agreement or the other Loan Documents or with respect to the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of Agent and Lenders are cumulative.

     6.9 SEVERABILITY. The provisions of this Agreement are independent of and separable from each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Agreement is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such provision or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

     6.10 ENTIRE AGREEMENT. This Agreement and the other Loan Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.

     6.11 APPLICABLE LAW. THIS AGREEMENT AND THE TRANSACTIONS EVIDENCED HEREBY SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITH REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THAT MAY CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

     6.12 CONSENT TO JURISDICTION. THE PARTIES HERETO AND THE OTHER LENDERS AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THE LOAN DOCUMENTS MAY BE COMMENCED IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NORTH CAROLINA, AND THE PARTIES HERETO WAIVE PERSONAL SERVICE OF PROCESS AND AGREE THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO SUCH PARTY, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OF NORTH CAROLINA OR THE UNITED STATES.

     6.13 JURY TRIAL WAIVER. THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY THE PARTIES HERETO MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. THE PARTIES HERETO REPRESENT AND WARRANT THAT NO REPRESENTATIVE OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PERSON WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. BORROWER AND EACH GUARANTOR ACKNOWLEDGE THAT AGENT AND LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

     6.14 WAIVER OF BOND. BORROWER AND EACH GUARANTOR HEREBY WAIVE THE POSTING OF ANY BOND OTHERWISE REQUIRED OF AGENT OR ANY LENDER IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF AGENT OR ANY LENDER OR TO ENFORCE BY SPECIFIC PERFORMANCE, ANY TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, OR THIS AGREEMENT.

     6.15 CONSULTATION WITH COUNSEL. THE PARTIES HERETO REPRESENT TO AGENT AND LENDERS THAT THEY HAVE DISCUSSED THIS AGREEMENT WITH THEIR LAWYERS.

     6.16 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be equally effective as a manually delivered executed counterpart hereof.

     [Signature on next page - remainder of page intentionally left blank.]

                                    EXHIBIT A

                           Other Anticipated Defaults

Borrower believes that it may default on the following provisions of the Loan
Documents:

     1. The representation in Section 3.5 of the Credit Agreement would not be true and correct with respect to the defaults identified in this Agreement.
     2. The representation in Section 3.17 of the Credit Agreement may not be true and correct.
     3. Pursuant to Section 5.15 of the Credit Agreement, delivery to Agent and each of the Lenders, by July 5, 2002, of quarterly financial statements demonstrating compliance with the financial ratios identified on the first page of this Agreement.
     4. Various Events of Default in Section 7.1 of the Credit Agreement may occur to the extent of the defaults identified in this Agreement.

                                    EXHIBIT B

                               Current Obligations

                                                          Outstanding Principal
                                                          ---------------------
                                                             (as of 6/17/02)

Revolving Loans                                           $ 31,494,388.65
         Revolver                                           28,000,000.00
         Swingline Loans                                     1,200,000.00
         Interest                                               68,033.65
         Face Amount of Letters of Credit                    2,226,355.00


Tranche A Term Loan                                         56,846,245.92
         Interest                                              741,843.51


Tranche B Term Loan                                         95,150,324.62
         Interest                                            1,402,277.91
                                                          ---------------


Total Outstanding Principal and Interest on all Loans     $185,635,080.61

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above, by their respective duly authorized officers.

BORROWER:                              ADVANCED GLASSFIBER YARNS,
                                       LLC, a Delaware limited liability company



                                       By:    /s/ Catherine Cuisson
                                          --------------------------------------
                                       Name:  Catherine Cuisson
                                       Title: Chief Financial Officer and VP



GUARANTORS:                            AGY CAPITAL CORP., a Delaware corporation



                                       By:    /s/ Catherine Cuisson
                                          --------------------------------------
                                       Name:  Catherine Cuisson
                                       Title: Chief Financial Officer and VP



AGENT AND LENDERS:                     WACHOVIA BANK, NATIONAL
                                       ASSOCIATION (f/k/a First Union National
                                       Bank, a national banking association), as Agent and a Lender



                                       By:    /s/ Reginald T. Dawson
                                          --------------------------------------
                                       Name:  Reginald T. Dawson
                                       Title: Director



                                       NATEXIS BANQUES POPULAIRES, as a Lender

                                       By:    /ss/
                                          --------------------------------------
                                       Name:
                                       Title: President and Manager
                                       Multinational Group

                                          By:     /s/ Christine Dirringer
                                             --------------------------------
                                          Name:  Christine Dirringer
                                          Title: Vice President


                                          CREDIT LYONNAIS, NEW YORK
                                          BRANCH, as a Lender


                                          By:     /s/ Monique Benhamou
                                             --------------------------------
                                          Name:  Monique Benhamou
                                          Title: Vice President


                                          SOCIETE GENERALE, as a Lender


                                          By:     /s/ Marc J. Pouget-Abadie
                                             --------------------------------
                                          Name:  Marc J. Pouget-Abadie
                                          Title: Vice President

                                          ALLSTATE LIFE INSURANCE
                                          COMPANY, as a Lender


                                          By:     /s/ Jerry D. Zinkula
                                             --------------------------------
                                          Name:  Jerry D. Zinkula

                                          By:     /s/ Ronald Mendel
                                             --------------------------------
                                          Name:  Ronald Mendel
                                          Title: Authorized Signatorian


                                          SEQUILS-ING I (HBDGM), LTD. as a
                                          Lender


                                          By:  ING Capital Advisors LLC, as
                                          Collateral Manager

                                          By:     /s/ Philip C. Robbins
                                             --------------------------------
                                          Name:  Philip C. Robbins
                                          Title: Vice President


                                          ARCHIMEDES FUNDING III, LTD., as
                                          a Lender

                                          By:  ING Capital Advisors LLC, as
                                          Collateral Manager


                                          By:     /s/ Philip C. Robbins
                                             --------------------------------
                                          Name:  Philip C. Robbins
                                          Title: Vice President


                                          ELC (CAYMAN) LTD. 1999-III, as a
                                          Lender


                                          By: David L. Babson & Company, Inc. as
                                          Collateral Manager

                                          By:     /s/ Glenn Duffy
                                             --------------------------------
                                          Name:  Glenn Duffy
                                          Title: Managing Director


                                          ELC (CAYMAN) LTD., as a Lender


                                          By: David L. Babson & Company, Inc. as
                                          Collateral Manager

                                          By:     /s/ Glenn Duffy
                                             --------------------------------
                                          Name:  Glenn Duffy
                                          Title: Managing Director

                                          ELC (CAYMAN) LTD. 2000-I, as a
                                          Lender


                                          By: David L. Babson & Company, Inc. as
                                          Collateral Manager

                                          By:     /s/ Glenn Duffy
                                             --------------------------------
                                          Name:  Glenn Duffy
                                          Title: Managing Director


                                          ERSTE BANK NEW YORK BRANCH,
                                          as a Lender


                                          By:     /s/ Paul Judicke
                                             --------------------------------
                                          Name:  Paul Judicke
                                          Title: Vice President


                                          By:     /s/ John Runnion
                                             --------------------------------
                                          Name:  John Runnion
                                          Title: Managing Director


                                          THE CIT GROUP/EQUIPMENT
                                          FINANCING, INC., as a Lender


                                          By:     /s/ W.B. Stoebig
                                             --------------------------------
                                          Name:  W.B. Stoebig
                                          Title: Vice President - Credit


                                          TORONTO DOMINION (NEW YORK),
                                          INC., as a Lender


                                          By:     /s/ Susan K. Strong
                                             --------------------------------
                                          Name:  Susan Strong
                                          Title: Vice President

                                          SANKATY HIGH YIELD PARTNERS
                                          II, L.P., as a Lender


                                          By:     /s/ Diane J. Exter
                                             --------------------------------
                                          Name:  Diane J. Exter
                                          Title: Managing Director,
                                                 Portfolio Manager


                                          SANKATY HIGH YIELD PARTNERS
                                          III, L.P., as a Lender


                                          By:     /s/ Diane J. Exter
                                             --------------------------------
                                          Name:  Diane J. Exter
                                          Title: Managing Director
                                                 Portfolio Manager


                                          ABN AMRO, as a Lender


                                          By:     /s/ Steven C. Wimpenny
                                             --------------------------------
                                          Name:  Steven C. Wimpenny
                                          Title: Group Senior Vice President

                                          By:     /s/ William J. Teresky, Jr.
                                             --------------------------------
                                          Name:  William J. Teresky, Jr.
                                          Title: Group Vice President


                                          ALLIANCE CAPITAL MANAGEMENT L.P.,
                                          as Manager on behalf of Alliance
                                          Capital Funding, LLC, as Assignee


                                          By:  ALLIANCE CAPITAL MANAGEMENT
                                          CORPORATION, general partner of
                                          Alliance Capital Management L.P.

                                          By:     /s/ Michael E. Sohr
                                             --------------------------------
                                          Name:  Michael E. Sohr
                                          Title: Vice President


                                          CREDIT INDUSTRIEL ET
                                          COMMERCIAL, as a Lender


                                          By:     /s/ Eric Longuet
                                             --------------------------------
                                          Name:  Eric Longuet
                                          Title: Vice President


                                          By:     /s/ Frederic Landriot
                                             --------------------------------
                                          Name:  Frederic Landriot
                                          Title: Assistant Vice President

                                          PB (USA) CAPITAL CORPORATION,
                                          as a Lender


                                          By:     /s/ Andrew L. Shipman
                                             --------------------------------
                                          Name:  Andrew L. Shipman
                                          Title: Assistant Vice President


                                          By:     /s/ Jeffrey Frost
                                             --------------------------------
                                          Name:  Jeffrey Frost
                                          Title: Managing Director
                                                 Portofolio Management


                                          SUNTRUST BANK, as a Lender


                                          By:     /s/ Steven J. Newby
                                             --------------------------------
                                          Name:  Steven J. Newby
                                          Title: Director

                                                MORGAN STANLEY PRIME INCOME
                                                TRUST, as a Lender



                                                By:     /s/
                                                   -----------------------------
                                                Name:
                                                Title:  Vice President



                                                FIRSTRUST BANK, as a Lender



                                                By:     /s/ Kent Nelson
                                                   -----------------------------
                                                Name:   Kent Nelson
                                                Title:  Senior Vice President



                                                SENIOR DEBT PORTFOLIO, as a
                                                Lender

                                                By: Boston Management and
                                                Research as Investment Advisor



                                                By:     /s/ Payson F. Swaffield
                                                   -----------------------------
                                                Name:   Payson F. Swaffield
                                                Title:  Vice President



                                                EATON VANCE SENIOR INCOME TRUST,
                                                as a Lender

                                                By: Eaton Vance Management as
                                                Investment Advisor



                                                By:     /s/ Payson F. Swaffield
                                                   -----------------------------
                                                Name:   Payson F. Swaffield
                                                Title:  Vice President

                                                EATON VANCE INSTITUTIONAL SENIOR
                                                LOAN FUND, as a Lender

                                                By: Eaton Vance Management as
                                                Investment Advisor



                                                By:     /s/ Payson F. Swaffield
                                                   -----------------------------
                                                Name:   Payson F. Swaffield
                                                Title:  Vice President



                                                OXFORD STRATEGIC INCOME FUND,
                                                as a Lender

                                                By: Eaton Vance Management as
                                                Investment Advisor



                                                By:     /s/ Payson F. Swaffield
                                                   -----------------------------
                                                Name:   Payson F. Swaffield
                                                Title:  Vice President



                                                EATON VANCE CDO III, LTD., as a
                                                Lender

                                                By: Eaton Vance Management as
                                                Investment Advisor



                                                By:     /s/ Payson F. Swaffield
                                                   -----------------------------
                                                Name:   Payson F. Swaffield
                                                Title:  Vice President



                                                GRAYSON & CO., as a Lender

                                                By: Boston Management and
                                                Research as Investment Advisor



                                                By:     /s/ Payson F. Swaffield
                                                   -----------------------------
                                                Name:   Payson F. Swaffield
                                                Title:  Vice President

                                           SOMERS CDO, LIMITED, as a Lender

                                           By: David L. Babson and Company
                                           Incorporated, under delegated
                                           authority from Massachusetts Mutual
                                           Life Insurance Company, its
                                           Collateral Manager



                                           By:    /s/ Mary Ann McCarthy
                                              ----------------------------------
                                           Name:  Mary Ann McCarthy
                                           Title: Managing Director



                                           MASSMUTUAL HIGH YIELD PARTNERS II,
                                           LLC, as a Lender

                                           By: HYP Management Inc., as Managing
                                           Partner



                                           By:    /s/ Mary Ann McCarthy
                                              ----------------------------------
                                           Name:  Mary Ann McCarthy
                                           Title: Vice President



                                           MASSACHUSETTS MUTUAL LIFE INSURANCE
                                           COMPANY, as a Lender

                                           By: David L. Babson and Company
                                           Incorporated, under delegated
                                           authority from Massachusetts Mutual
                                           Life Insurance Company, its
                                           Collateral Manager

                                           By:    /s/ Mary Ann McCarthy
                                              ----------------------------------
                                           Name:  Mary Ann McCarthy
                                           Title: Vice President



                                           KZH ING-1 LLC, as a Lender

                                           By: ING Capital Advisors LLC, as
                                           Collateral Management

                                           By:    /s/ Philip C. Robbins
                                              ----------------------------------
                                           Name:  Philip C. Robbins
                                           Title: Vice President

                                           KZH ING-2 LLC, as a Lender



                                           By:    /s/ Susan Lee
                                              ----------------------------------
                                           Name:  Susan Lee
                                           Title: Authorized Agent



                                           KZH ING-3 LLC, as a Lender

                                           By: ING Capital Advisors LLC, as
                                           Collaterol Management



                                           By:    /s/ Philip C. Robbins
                                              ----------------------------------
                                           Name:  Philip C. Robbins
                                           Title: Vice President



                                           BANK OF AMERICA, N.A., as a Lender



                                           By: _____________________________

                                           Name: __________________________

                                           Title: ___________________________